UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/07/2007

CNB BANCORP INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50729

Virginia	54-2059214
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

11407 Windsor Blvd.
Windsor, VA 23487
(Address of Principal Executive Offices, Including Zip Code)

(757) 242-4422
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 3, 2007, Dorothy L. Dalton was elected to the Board of Directors of CNB Bancorp, Inc. Mrs. Dalton accepted her invitation to serve on the Board on May 7, 2007.

Mrs. Dalton, 66, retired after 33 years as a professional in the field of computers, is very active in the Hampton Roads community.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CNB BANCORP INC/VA

Date: September 27, 2006.	By:	/s/ Elizabeth T. Beale
Elizabeth T. Beale
Vice President, CFO & Cashier